Shareholders' Equity	12 Months Ended
Dec. 31, 2017
Shareholders' Equity [Abstract]
SHAREHOLDERS' EQUITY

9. SHAREHOLDERS’ EQUITY

Ordinary Shares

The Company is authorized to issue unlimited ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of December 31, 2017 and 2016, there were 23,758,817 and 22,898,864 ordinary shares issued and outstanding, respectively.

Adrie was established on November 19, 2014 with share capital of $1, which consisted of one share with a par value of $1 per share.

Ordinary Shares held in Escrow

Upon consummation of the business combination between the Company and Adrie, an aggregate of 20 million ordinary shares were issued and 8 million of the issued ordinary shares were deposited in escrow (the “Escrow Shares”). One-third of the Escrow Shares (along with the related accrued dividends and distributions) shall be released upon the post-combination company obtaining certain specified adjusted consolidated net income targets in each of calendar years 2016, 2017 and 2018.

The target adjusted consolidated net income ranging in 2016 from $20.2 million at the bottom to $32.0 million at the top, in 2017 from $22.6 million at the bottom to $38.0 million at the top, and in 2018 from $25.6 million at the bottom to $44.0 million at the top, and with the average adjusted consolidated net income target for the alternative earn-out payment ranging from $23.3 million at the bottom to $40.0 million at the top.

The Company has achieved the earn-out payment requirement in 2016 thus one third of 8 million escrowed restricted shares were released in 2017

The Company has not achieved the earn-out payment requirement in 2017, thus one third of 8 million escrowed restricted shares were not released in 2018.

Restricted Shares

On September 23, 2016, the members of the Compensation Committee of China Lending Corporation have determined to issue 2,700 shares of restricted shares to 19 employees of the Company. During fiscal 2017, the company has paid common share dividends and issued 116 shares for existing shareholders. Half of the shares shall be vested on September 22, 2017 and the remaining half of the shares shall be vested on September 22, 2018. In the event the employee’s services are terminated with the Company for any reason prior to vesting of the shares, the non-vested shares shall be forfeited by the employee. No restricted shares were vested as of December 31, 2016. On January 20, 2017, 200 shares of restricted shares were forfeited. There are 1,150 restricted shares forfeited on April 4, 2018, because of the employee resigned from the company.

Preferred Shares

The Company is authorized to issue unlimited preferred shares, in one or more series, with such designations, voting and other rights and preferences as may be determined from time to time by the board of directors. As of December 31, 2017 and December 31, 2016, there were 715,000 preferred shares issued and outstanding.